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                                                                    EXHIBIT 10.1

                           STANDARD FORM OF LOFT LEASE
                     The Real Estate Board of New York, Inc.

AGREEMENT OF LEASE, made as of this 30TH day of NOVEMBER, 1998, between ONE FIFTEEN WEST ASSOCIATES, L.P., located at 1235 BROADWAY, NEW YORK, N.Y. 10001 party of the first part, hereinafter referred to as OWNER, and ALLOY DESIGNS, INC. party of the second part, hereinafter referred to as TENANT,

WITNESSETH: Owner hereby Leases to Tenant and Tenant hereby hires from Owner ROOM 207 in the building known as 115 WEST 30TH STREET in the Borough of MANHATTAN, City of New York, for the term of 3 years w/ option for 2 years more as per paragraph #83 of the attached rider (or until such term shall sooner cease and expire as hereinafter provided), to commence on the FIRST day of JANUARY nineteen hundred and NINETY-NINE, and to end on the THIRTY-FIRST day of DECEMBER TWO THOUSAND ONE, both dates inclusive, at an annual rental rate of EIGHTY-SEVEN THOUSAND ($87,000.00) DOLLARS, payable in monthly installments of SEVEN THOUSAND TWO HUNDRED FIFTY ($7,250.00) DOLLARS for the 1st year then 4% increase compounded yearly as per para #60 of attached rider which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this Lease be a renewal).

In the event that, at the commencement of the term of this Lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another Lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT:          1.   Tenant shall pay the rent as above and as hereinafter
                    provided.

OCCUPANCY:     2.   Tenant shall use and occupy demised premises for DESIGN AND
                    GENERAL OFFICES, provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

ALTERATIONS:
               3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or


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mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits. approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

REPAIRS:
               4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this Lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this Lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this Lease, there shall be no allowance to the


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Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the ease of fire or other casualty with regard to which Article 9 hereof shall apply.

WINDOW CLEANING:
               5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of
Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE:
               6. Prior to the commencement of the Lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, files and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the Lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this Lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, fix that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to


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said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:
               7. This Lease is subject and subordinate to all ground or underlying Leases and to all mortgages which may now or hereafter affect such Leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying Leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any Lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

TENANT'S LIABILITY INSURANCE PROPERTY LOSS, DAMAGE, INDEMNITY:
               8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other Tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor statement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, or licensees, of any covenant or condition of this Lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, or licensees. Tenant's liability under this Lease extends to the acts and omissions of any sub-Tenant, and any agent, contractor, employee, or licensee of any sub-Tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.


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DESTRUCTION, FIRE AND OTHER CASUALTY:
               9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this Lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to re-build it, then, in any of such events, Owner may elect to terminate this Lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the Lease, which date shall not be more than (60) days after the giving of such notice, and upon the date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this Lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the Lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained herein above shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owners obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each, hereby releases and waives all right of recovery with, respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasers' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance, if and to the extent, that


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such waiver can be obtained only by the payment of additional premium, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN
               10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this Lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said Lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the Lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

ASSIGNMENT, MORTGAGE, ETC.:
               11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this Lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under Tenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT:
               12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other Tenants of the building. The change at any time of the character of electric


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service shall in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES:
               12. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this Lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective Tenants and may, during said six months period, place upon the demised premises the usual notices "to Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder by affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this Lease or Tenant's obligation hereunder.

VAULT, VAULT SPACE, AREA:
               14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is Leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this least to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license by revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically Leased hereunder.


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OCCUPANCY:
               15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

BANKRUPTCY:
               16. (a) Anything elsewhere in this Lease to the contrary notwithstanding, this Lease may be canceled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this Lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this Lease.
                   (b) it is stipulated and agreed that in the event of the termination of this Lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:
               17. (1) If Tenant defaults in fulfilling any of the covenants of this Lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes "or if this Lease be rejected under ss.235 of Title 11 of the U.S. Code (bankruptcy


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code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other Lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen
(15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this Lease upon Tenant, and upon the expiration of said five (5) days this Lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five
(5) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.
                   (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or other wise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this Lease. Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:
               18. In case of any such default, re-entry; expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent or charge a higher rental than that in this Lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent Lease or Leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure of Owner to re-let


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the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

FEES AND EXPENSES:
               19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this Lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this Lease, Owner may immediately or at any time there after and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's Lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:
               20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the mane, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER:
               21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, Leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:
               22. Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this Lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this Lease shall expire at noon on the proceeding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:
               23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this Lease including, but not limited to, Article 34 hereof and to the ground Leases, underlying Leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:
               24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any Tenant, under Tenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the Lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this Lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this Lease. If permission is given to Tenant to enter into the demised premises prior to the date specified as the commencement of the term of this Lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease, except the obligation to pay the fixed annual rent set forth in page one of this Lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:
               25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach and no provision of this Lease shall he deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such cheek or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this Lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of time demised premises to such payor, or as a modification of the provisions of this Lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the Lease and the delivery of keys to any such agent or employee shall not operate as a termination of the Lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:
               26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the vent Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

INABILITY TO PERFORM:
               27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alternations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

BILLS AND NOTICES:
               28. Except as otherwise in this Lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

WATER CHARGES:
               29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as addition rent, on the first day of each month, % ($10.00) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this Lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

SPRINKLERS:
               30. Anything elsewhere in this Lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, of if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $10.00, on the first day of each month during the term of this Lease, as Tenant's portion of the contract price for sprinkler supervisory service.

ELEVATORS, HEAT, CLEANING:
               31. As long as Tenant is not in default under any the covenants of this Lease beyond the applicable grace period provided in this Lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all Tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for the purpose shall employ the person or person, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

SECURITY:
               32. Tenant has deposited with Owner the sum of $14,500.00* as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

CAPTIONS:
               33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provision.

DEFINITIONS:

* NON INTEREST BEARING ACCOUNT

               34. The term "Owner" as used in this Lease means only the owner of the fee or of the Leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a Lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said Lease, or in the event of a Lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this Lease, in addition to the annual rental rate. The term "business days" as used in this Lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this Lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

ADJACENT EXCAVATION-SHORING:
               35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULE AND REGULATIONS:
               36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faith fully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulations hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this Lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other Lease, as against any other Tenant and Owner shall not be liable to Tenant for violation of the same by any other Tenant, its servants, employees, agents, visitors or licensees.

GLASS:
               37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

ESTOPPEL CERTIFICATE:
               38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

DIRECTORY BOARD LISTING:
               39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or person.

SUCCESSORS AND ASSIGNS:
               40. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this Lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgement (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

          IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this Lease as of the day and year first above written.

Witness for Owner:
                                             -----------------------------
                                             ONE FIFTEEN WEST ASSOC., L.P.

                                                                          [L.S]
------------------------------------         -----------------------------
                                              BY:

Witness for Tenant
                                             -----------------------------
                                             ALLOY DESIGNS, INC.

                                                                          [L.S]
------------------------------------         -----------------------------
                                             BY:

                                ACKNOWLEDGEMENTS


CORPORATE TENANT
STATE OF NEW YORK,  SS:
COUNTY OF

     On this     day of           , 19  , before me personally came
to me known, who being by me duly sworn, did depose and say that he resides in
           that he is the           of            the corporation described in
and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

INDIVIDUAL TENANT
STATE OF NEW YORK,  SS:
COUNTY OF

     On this     day of           , 19  , before me personally came
to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.


                             IMPORTANT - PLEASE READ

                RULES AND REGULATIONS ATTACHED TO AND MADE A PART
                  OF THIS LEASE IN ACCORDANCE WITH ARTICLE 36.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors of halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any fool or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be keep in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable of Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors and windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the Lease of which these Rules and Regulations are a part.

     9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

     13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

Address   115 West 30th Street

Premises  Room 207

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        TO ONE FIFTEEN WEST ASSOC., L.P.

                               ALLOY DESIGNS, INC.

                                STANDARD FORM OF

                                      LOFT
                                      LEASE

                     THE REAL ESTATE BOARD OF NEW YORK, INC.

                    (C) Copyright 1994. All rights Reserved.
                   Reproduction in whole or in part prohibited

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dated November 30, 1998

Rent Per Year $87,000.00*
*for the 1st year and then 4% increase per year as per paragraph #60 of the attached Rider.

Rent Per Month $7,250.00
                   10.00   water
                   10.00   sprinkler

Term: 3 years w/option for 2 years more as per paragraph #83 of attached rider

From:     1/1/99

To:       12/31/2001

Drawn by HJ              Additional articles #41-94 are included with this Lease

Checked by

Entered by

Approved by

RIDER ATTACHED TO AND FORMING A PART OF LEASE DATED November 30, 1998 BY AND BETWEEN ONE FIFTEEN WEST ASSOCIATES, L.P. LANDLORD, AND ALLOY DESIGNS, INC., TENANT.


ADDITIONAL RENT

41. (a) Tenant shall pay to Landlord, as additional rent hereunder, in advance, on the first day of each and every month during the term hereof, all sums expended Landlord and/or which become due to Landlord under this Lease and under any collateral agreements with Tenant relating to the premises, Tenant's use and occupancy thereof, the supplying by Landlord to Tenant of any services in connection therewith, together with any fines or penalties imposed or assessed by any governmental authority by reason of Tenant's failure to comply with its requirements.

     (b) If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any paragraph of this Lease, Landlord may immediately or at any time thereafter and without notice perform the same for the account of the Tenant and if Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to, attorneys' fees instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder.

     (c) The receipt by Landlord at any time of installment of the regular stipulated rent hereunder or of any additional rent shall not be deemed to be a waiver of any other additional rent then due. For the non-payment of any additional rent, Landlord shall have the rights and remedies which it would have in the case of a default in the payment of the regular stipulated rent hereunder or any installment thereof.

RENT DUE UNDER OTHER LEASE AS ADDITIONAL RENT

42. In the event that, at the commencement of the term of this Lease, or thereafter, Tenant shall be in default in the payment of rent or additional rent by Tenant, Tenant's predecessor in interest or any entity in which the principals of Tenant have a fifty percent (50%) or greater interest, pursuant to the terms of another Lease with Landlord or with Landlords predecessor in interest, Landlord may, at Landlord's option, without notice to Tenant and without waiving any rights at law or in equity it might have with respect to said default under another Lease, add the amount of sub arrearages to any monthly installment of rent payable hereunder, and the same shall be payable to Landlord as additional rent.

OCCUPANCY AND USE BY TENANT (If Tenant is in default of Lease)

43. (a) Tenant acknowledges that its continued occupancy of the demised premise, and the regular conduct of its business therein, are of utmost importance to the Landlord in the renewal of other Leases in the building, in the renting of vacant space in the building, in the providing of electricity, air conditioning, steam and other services to the Tenants in the building, and in the maintenance of the character and quality of the Tenants in the building. Tenant therefore covenants and agrees that it will occupy the entire demised premises and will conduct its business therein in the regular and usual manner, throughout the term of this Lease. Tenant acknowledges that Landlord is executing this Lease in reliance upon these covenants and that these covenants are a material element of consideration including the Landlord to execute this Lease. Tenant further agrees that if it vacates the demised premises or fails to so conduct its business therein, at any time during the term of this Lease, without the prior written consent of the Landlord, then all rent and additional rent reserved in this Lease from the date of such breach to the expiration date of this Lease shall become immediately due and payable to Landlord.

     (b) The parties recognize and agree that the damage to Landlord resulting from any breach of the covenants in subdivision (a) hereof will be extremely substantial, will be far greater than the rent payable for the balance of the term of this Lease, and will be impossible of accurate measurement. The parties therefore agree that in the event of a breach or threatened breach of the said covenants, in addition to all of Landlord's other rights and remedies, at law or in equity or otherwise, Landlord shall have the right of injunction to preserve Tenant's occupancy and use.

The words "become vacant or deserted" as used elsewhere in this Lease shall include Tenant's failure to occupy or use as by this Article required.

     (c) If Tenant breaches either of the covenants in subdivision (a) above, and this Lease be terminated because of such default, then, in addition to Landlord's rights of re-entry, restoration, preparation for and rerental, and anything elsewhere in this Lease to the contrary notwithstanding, Landlord shall retain its right to judgment on and collection of Tenant's aforesaid obligation to make a single payment to Landlord of a sum equal to the total of all rent and additional rent reserved for the remainder of the original term of this Lease, subject to future credit or repayment to Tenant in the event of any rerenting of the premises by Landlord, after first deducting from rerental income all expenses incurred by Landlord in reducing to judgment Otherwise collecting Tenant's aforesaid obligation, and in obtaining possession of, restoring, preparing for and re-letting the premises. Tenant shall be entitled to a credit or repayment for rerental income which exceeds the sums payable by Tenant hereunder or which covers a period after the original term of this Lease.

     (d) If any provision of this Article of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Article, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Article and of this Lease shall be valid and be enforced to the fullest extent permitted by law.

CERTIFICATE OF OCCUPANCY

44. In the event that any department of the City or State of New York shall hereafter at any time contend and/or declare by notice, violation, order or in any other manner whatsoever that the premises hereby demised are used for a purpose which is a violation of such certificate of occupancy, Tenant shall, upon five (5) days' written notice from Landlord, immediately discontinue use of said premises. Failure by Tenant to discontinue such use after such notice shall be considered a default in the fulfillment of a covenant of this Lease, and Landlord shall have the right to terminate this Lease immediately, and in addition thereto shall have the right to exercise any and all rights and privileges and remedies given to Landlord by and pursuant to the provisions of Paragraph 17 hereof. The statement in this Lease of the nature of the business to be conducted by Tenant in demised premises shall not be deemed or construed to constitute a representation or guaranty by Landlord that such business may continue to be conducted in the premises for the entire period of the Lease or is lawful or permissible under the certificate of occupancy in effect for the building of which the demised premises form a part, or otherwise permitted by law. If alterations or additions, including but not limited to a sprinkler system, are needed to permit lawful conduct of Tenant's business or to company with the certificate of occupancy, the same shall be made by and at the sole expense of Tenant.

TENANT TO KEEP INSURANCE RATE LOW

45. Tenant will conduct its business in such a manner as to enable Landlord or other Tenants in the building to obtain the lowest possible insurance rate upon the entire building in which the demised premises are located, and will, at its sole expense, comply with all rules, orders, regulation or requirements of all public liability, fire and insurance policies in force at any time with respect to the demised premises, as well as all rules, orders, regulations or requirements of the New York Board of Fire Underwriters or any other similar body, and shall not do or permit anything to be done in or upon said premises or bring or keep anything therein, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization, or other authority having jurisdiction and then only in such quantity and manner of storage as not to increase the rate for fire insurance applicable to the building, or use the premises in a manner which shall increase the rate of fire insurance on the building of which demised premises form a part, or on property located therein, over that in effect prior to this Lease, if by reason of failure of Tenant to comply with the provisions of this paragraph including, but not limited to, the mere use to which Tenant puts the premises, the fire insurance rate shall at the beginning of this Lease or at any time thereafter be higher than it otherwise would be Tenant shall reimburse Landlord, as additional rent hereunder, for that part of all fire insurance premiums thereafter paid by Landlord, which shall have been charged because of such failure or use by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties. a schedule or "make up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making tire insurance rates for said premises, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, chemical, substance or material other than silk or other textiles, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable. odors to permeate from the demised premises. That the premises are being used for the purpose set forth herein shall not relieve Tenant from the foregoing duties, obligation and expenses.

ASSIGNMENT, MORTGAGE AND SUB-LEASING

46. (a) Tenant shall not assign, mortgage or encumber this agreement nor underlet the demised premises or any part thereof or permit the demised premises or any part thereof to be occupied by anybody other than Tenant, without the prior written consent of Landlord not to be unreasonably withheld in each instance. The transfer of a majority of the issued and outstanding capital stock of any corporate lessee of this Lease or a majority of the total interest in any partnership lessee, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease. If this Lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord, can, after default by Tenant, collect rent from the assignee, under-Tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-Tenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

     (b) If the demised premises shall be underlet in whole or in part by Tenant or its heirs, executors, administrators, legal representatives, successors or assigns, such party shall, within three (3) days of such underletting, furnish Landlord with a duplicate original of such underLease and shall, on demand of Landlord, supply Landlord within three (3) days of such demand, a written list of all such under-Tenants, the terms, including expiration dates of their under-tenancies. The rents payable thereunder, and any additional information requested by Landlord. This provision or compliance therewith, however, shall in no event be construed to be a consent to any underletting or a waiver of the covenant against underletting contained herein. Non-compliance by Tenant with the provisions of this paragraph shall be deemed to be a breach of this Lease.

     (c) Tenant assumes and shall be responsible for and liable to Landlord, for all acts and omissions on the part of any present or future under-Tenant, their agents, employees, servants or licensees, and any breach or violation of any of the terms, covenants, agreements, provisions, conditions and limitations of this Lease, whether by act or omission, by any under-Tenant shall constitute a breach or violation of this Lease by Tenant.

     (d) Landlord reserves the option to charge $150.00 for any paperwork or documents prepared in conjunction with assignment of Lease, Sub-Lease or creation of a new corporation to be ascribed to new Lease.

     (e) Landlord has the right to ask for and receive an additional month's security deposit as consideration for an assignment of a Lease.

WASTE

47. (a) Throughout the term of this Lease, Tenant will take good care of the demised premises and appurtenances and suffer no waste, damage, disfigurement or injury thereto or any part thereof.

     (b) Tenant hereby acknowledges that the Landlord has entered into a contract with a reputable contractor for the removal of refuse and rubbish from the building (hereinafter "the Refuse Removal Company"). Upon taking occupancy, Tenant agrees to forthwith contact the Refuse Removal Company and to arrange for said company to remove Tenant's refuse and rubbish from the building at Tenant's sole cost and expense. Tenant agrees to cooperate with the Landlord, other Tenants in the building, and the Refuse Removal Company with respect to the disposal of its refuse and rubbish.

LANDLORD'S LIABILITY, ALTERATIONS OR REPAIRS

48. (a) Except where otherwise provided in this Lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making any repairs, alterations, additions or Improvements in or to any portion of the building or demised premises, or in or to fixtures, appurtenances, or equipment thereof, and no liability upon Landlord for failure of others to make any repairs, alterations, additions or improvements in or to any portion of the building or of demised premises, or in or to the fixtures, appurtenances or equipment thereof.

     (b) Landlord reserves the right to stop service of the electric, water, sprinkler, steam, air conditioning, elevator, heating and plumbing systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed.

EMPLOYMENT OF UNION LABOR TO MAKE REPAIRS

49. Tenant agrees that whenever any alterations, additions, improvements, changes or repairs to the said premises are consented to by Landlord, or in the moving of merchandise, fixtures or equipment into the said building, or moving the same therefrom, only such labor under agreement with the Building Trades Employers' Association of New York City, or which shall not cause strikes or concerted labor action by other employees of the building, and which have the same or similar labor union affiliations as those employed by Landlord s contractors, shall be employed.

SIGNS

50. Tenant will not, without Landlord's written consent, place, affix or paint any signs, awnings, projections or advertising material of any kind upon the exterior of the premises or of the building, upon the windows, or in any location that may be visible from any of the lobbies or passageways. If Tenant shall cause or permit any sign or other object, similar or dissimilar to be placed on or affixed to any part of the building not inside the space specifically demised hereunder, Landlord shall have the right, without notice or liability to Tenant, to remove and dispose of the same and to make any repairs necessitated by such removal, all at Tenant's sole expense and risk. Landlord's expenses in so doing shall be deemed additional rent hereunder and collectible as such.

OTHER PROHIBITED ACTIONS OF TENANT

51. (a) Tenant will not cause or permit any connection to be made to the wiring on the electrical panel boards of the building without the prior written consent and supervision of Landlord which shall not be unreasonably withheld or delayed.

     (b) Tenant agrees that it will not drive nails in, drill in, disfigure or deface any part of the building nor suffer the same to be done, nor cause or permit the floors, walls, doors or ceilings of the demised premises to be drilled, hammered, pounded otherwise dealt with in a noisy or disturbing manner at any time during customary business (i.e., between 9:00 A.M. and

5:00 P.M.) whether or not such activities are incidental to or part of work to which Landlord has consented. *

     (c) Tenant shall not install any pressing equipment, whether connected to Tenant's gas-fired boiler or to the building steam system without first having plans and specification approved by Landlord. The vacuum used by pressing machines for the drying of garments shall be created by an electrically driven vacuum pump. Tenant shall not use any vacuum created by the use of steam from a gas-fired boiler or from the building steam system.

     (d) Tenant shall not permit any connection to be made at the demised premises with any high pressure steam lines, electric current lines without Landlord's prior written consent *

     (e) Tenant shall not make any electrical or plumbing installation without Landlord's prior written consent.* All water lines must be installed in red brass, if Tenant uses water in space, Tenant agrees to have installed a floor drain at his sole cost and expense by a licensed plumber.

     (f) Window air-conditioning units shall in no event be installed without Landlord's prior written approval* or be mounted so as to extend outward beyond the line of the window frame.

     (g) Tenant shall install no linoleum, rubber, mastic or vinyl tile floor covering, unless it is laid over a layer of felt, double cemented in the manner approved by Landlord.

     (h) Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes which must be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance. Tenant agrees that upon the written request of Landlord, Tenant will, within fifteen (15) days of the mailing of such request, provide rubber or other approved settings for absorbing, preventing and decreasing noise and/or vibration from any or all machines or machinery. Such insulation or other devices for the prevention, decrease or elimination of noise satisfactory to Landlord shall be made in such manner and of such material as Landlord may direct. In the event that Tenant fails to comply with the aforesaid request within the fifteen (15) days aforementioned, Landlord may, at its option, by notice in writing to Tenant, cause the term of this Lease to expire. Landlord in such event shall have the right to re-enter the premises by summary proceedings or otherwise without liability. Landlord shall give not less than thirty (30) days' notice of its election to terminate the Lease as above provided. Landlord shall have the right to enter the demised premises with workmen and materials and to insulate the machinery as above provided, collecting from Tenant the cost of such work as additional rent in the event that Tenant fails to comply with the written request aforementioned after the expiration of fifteen (15) days from the receipt thereof.

* which shall not be unreasonably withheld or delayed

     (i) Tenant shall not move any safe, heavy machinery, heavy equipment, freight bulky matter, or fixtures into or out of the building without Landlord's prior written consent and the filing with Landlord of a Rigger's Liability Insurance Certificate satisfactory to Landlord. If such safe, machinery, equipment, freight, bulky matter or fixtures require special handling, Tenant agrees to employ only persons holding a Master Riggers License to do said work and that all work in connection therewith shall comply with the Administrative Code of the City of New York.

     (j) If the demised premises be or become infested with vermin, Tenant shall, at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Landlord, and shall employ such exterminators and such exterminating company or companies as shall be approved by Landlord.

     (k) The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein.

     (l) Tenant agrees to provide proper receptacles as called for by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or of the authority having jurisdiction. Tenant hereby agrees to cause its rubbish or waste to be disposed of at its own cost and expense, subject to all the rules and regulations that from time to time may be made in connection therewith by Landlord, including a regulations that Tenant shall use a single rubbish or waste remover designated by Landlord for the removal of the rubbish or waste of the Tenants in the building. Tenant further agrees that it shall not at any time store any of its rubbish or waste in the lobbies, foyers, passageways or other spaces adjacent to the premises herein demised, nor shall Tenant place their rubbish (which is to be taken by the waste remover) in the said areas prior to 5:00 P.M.

     (m) If Tenant is a lessee of any store in the building, the said Tenant hereby agrees to keep the sidewalk, entrance and passageways unencumbered and unobstructed, and agrees, to remove all ice and snow from the sidewalks immediately in front of the demised premises.

     (n) Tenant will not suffer, permit or allow unusual or objectionable odors to be produced upon or permeate from the demised premises.

     (o) Cooking and Objectionable Odors. Tenant acknowledges and agrees that cooking of foods in the demised premises constitutes a fire hazard and produces objectionable odors. The Tenant agrees not to engage in or permit the cooking of foods in or about the demised premises. The Tenant further agrees not to permit objectionable odors to permeate in or emanate from the demised premises irrespective of the cause of such odors. The Tenant acknowledges and agrees that a violation of the foregoing constitutes a breach of a substantial obligation of the tenancy which shall entitle Landlord, in addition to and without waiving any other remedies provide by law or this ease to seek injunctive relief to prevent any such prohibited activity or to terminate the tenancy.

ELECTRICITY

52. Tenant agrees that Landlord may furnish electricity to Tenant on a "submetering" basis.

If average consumption of electricity for the entire building for said prior twelve (12) months cannot reasonably be applied and used with respect to changed methods of rules billing, then the percentage increase shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three (3) months after such change, projected to a full twelve (12) months; and that same consumption, so projected, shall be applied to the service classification in effect on January 1, 1970. If either of the above-stated methods for computing electricity charges to Tenant become impractical or infeasible to calculate, then Landlord, at its sole discretion and without prior notice to Tenant, may charge Tenant for electricity consumption at a rate equal to thirty five percent over the service classification then in effect for the building. Where more than one meter measures the service of Tenant in the building, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefore shall be rendered at such times as Landlord may elect and the amount, as computed from a meter, shall be deemed to be, and be paid as, additional rent. In the event that such bills are not paid within five (5) days after the same are rendered, Landlord may, without notice, discontinue the service of electric current to the demised premises without releasing Tenant from any liability under this Lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. Tenant agrees to pay 35% over cost of electric for said space.

     (b) Tenant shall be solely responsible for obtaining the initial electric turn-on from the appropriate public utility corporation to the premises. All connections, wiring, and any other alterations or requirements to be made regarding electric service shall be paid by the Tenant.

If Landlord deems that additional electricity is needed at Landlords sole discretion and Tenants sole expense, Landlord may bring up additional electric service through new or existing lines which will be installed by Landlords electricians whose cost will, be billed to Tenant as additional rent to be paid immediately within three (3) business days.

AIR CONDITIONING

53. a) Tenant shall have the privilege of using the air conditioning system which affects the whole or a portion of the demised premises, and shall, at its own cost and expense, maintain and operate said system in compliance with all present and future laws and governmental requirements, and shall obtain all governmental licenses and permits now or hereafter required. Tenant shall pay for all electric current, water and refrigerants used in connection with said system. Tenant, at its own cost and expense, shall make or cause to be made, all repairs, alterations, changes, additions and improvements in and to said system which may be necessary or which may be required or recommended by Landlord or by any governmental authority, and shall furnish all parts and supplies necessary or desirable in connection therewith, but no alterations, changes, additions or improvements shall be made by Tenant without the advance written consent of Landlord. Landlord's charges for electric current, water and refrigerants and for such parts, supplies, repairs, alterations changes, additions or improvements as are caused to be furnished or made by Landlord shall be payable by Tenant as additional rent upon presentation of Landlord's bill for same. If Tenant shall default in paying any such bill for five (5) days, Landlord shall have the right, in addition to any other rights under this Lease to terminate the operation of said air conditioning system without notice to Tenant, and if such default shall continue for sixty (60) days, Landlord shall have the right to remove the whole or any part of said system from the demised premises without notice to Tenant. The non-functioning of said air conditioning system, or Tenants inability to operate or maintain the same in compliance with lawful requirements, or Landlord's removal thereof or termination of the operation thereof as provided in this paragraph, or any delay, discomfort or inconvenience suffered by Tenant in connection therewith, or, without limitation of or by the foregoing, any other matter or thing related to such system, shall not give rise to any obligation or liability on the part of Landlord and shall not affect this Lease or be deemed to release or discharge Tenant of any of Tenant's obligations or liabilities under this Lease or otherwise. Title to said system and present and future parts thereof is and shall be vested in Landlord.

     b) Anything contained herein to the contrary notwithstanding, it is expressly agreed that Tenant shall pay the cost of any and all permits required by any branch or department of the borough, county, city, state or federal government in connection with any air conditioning presently or hereinafter installed in the demised premises by either Landlord or Tenant.

INDEMNIFICATION OF LANDLORD

54. Tenant shall indemnify and hold Landlord and Landlord's agents harmless against and from (i) any and all claims against Landlord or such agents of whatever nature arising from any act, omission or negligence of Tenant, its contractors, licensees, agents, servants, employees (ii) all claims against Landlord or such agents arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the term of this Lease in or about the Demised Premises, or occurring outside of the Demised Premises but anywhere within or about the Land or the Building, where such accident, injury or damage results or is claimed to have resulted from any act, omission or negligence of Tenant or Tenant's agents, employees, invites or visitors; (iii) any breach, violation or non-performance or any covenant, condition or agreement in this Lease set forth and covenanted on the part of Tenant to be fulfilled, kept, observed and performed; and (iv) any cost, liability or responsibility for the payment of any sales tax with respect to any installations, furniture, furnishings, fixtures or other improvements located, installed or constructed in the Demised Premises, or the filing of any tax return in connection therewith (although Landlord agrees to execute any such return if required by law) regardless of whether such tax is imposed upon Landlord or Tenant. This indemnity and hold-harmless agreement shall include indemnity from and against any and all liability, fines, suits, demand, costs and expenses of any kind or nature incurred in or in connection with any such claims or proceeding brought thereon, and the defense thereof.

LIABILITY OF LANDLORD, SERVICE INTERRUPTION, ACTS BEYOND CONTROL

55. Neither this Lease nor any obligation hereunder on Tenant's part to be performed (including, but not limited to, Tenant's obligation to pay the rents provided for hereunder) shall in any way be released, discharged, impaired, excused, or otherwise affected because of Landlord's inability to supply, furnish or make such services, fixtures, equipment, repairs, additions, improvements, alterations, and/or decorations, if any, as Landlord may be required to supply, furnish, or make hereunder or in connection herewith, or because of any delay in supplying, furnishing or making any of the foregoing, if such inability or delay directly or indirectly results from or is caused by or attributable to any cause or thing whatsoever beyond Landlord's control, including, but not limited to, any law or ordinance or any governmental order, rule, regulation or requirement, or any shortages in supplies, materials or labor, or any acts of God, or any labor difficulties, disasters or acts of public enemies, and in any such event Landlord shall be relieved of any liability to Tenant which it might otherwise have had by reason of any such requirements.

COURT ORDER

56. (a) Notwithstanding anything elsewhere contained in this Lease, if by reason of any present or future cause or thing whatsoever (including, without limitation, by reason of any statute, decree, court order or governmental rule or regulation), Tenant will not or shall not be required to pay to Landlord the full amount of rent and additional rent reserved hereunder, then Landlord, at its unrestricted option, may give Tenant not less than five (5) day's notice of intention to end this Lease and the term hereof, and thereupon, on the date specified in said notice, this Lease and the term hereof shall expire as fully and completely as if that date were the date herein originally fixed for the expiration of this Lease and the term hereof.

     (b) No act or thing done by Landlord or Landlord's agents during the term hereby demised shall constitute an actual constructive eviction by Landlord, nor shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of said premises prior to the termination of the Lease. The delivery of keys to any employee of Landlord or Landlord's agents shall not operate as a termination of the Lease or surrender of the premises. In the event Tenant at anytime desires to have Landlord sublet the premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purposes without releasing Tenant from any obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effect in connection with such subletting.

     (c) The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulation set forth or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach.

     (d) No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

QUIT AND SURRENDER

57. Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear expected. Tenant acknowledges that Tenant was given possession of the demised premises, broom clean, in good order and condition, ordinary wear excepted. Tenant agrees it shall indemnify and save Landlord harmless against cost, claims, loss or liability resulting from delay by Tenant in so surrendering the demised premises, including, without limitation, any claims made by any succeeding Tenant, founded on such delay. The parties recognized and agree that the damages to Landlord resulting from any failure by Tenant timely to surrender possession of the demised premises as aforesaid will be extremely substantial, will exceed the amount of monthly rent therefore payable hereunder, and will be impossible of accurate measurement. Tenant therefore agrees that if possession of the demised premises is not surrendered to Landlord within seven (7) days after the date of the expiration or termination or the term of this Lease, than Tenant agrees to pay Landlord as liquidated damages for each month and for each portion of any month during which Tenant holds over in the premises after expiration or termination of the term of this Lease, a sum equal to two times the average rent and additional rent which was payable per month under this Lease during the last six month of the term thereof. The aforesaid provisions of this article shall survive the expiration or sooner termination of the term of this Lease. If the last day of the term of this Lease or any renewal thereof falls on Sunday, this Lease shall expire on the business day immediately preceding.

RENT CONTROL

58. In the event the fixed annual rent or additional rent or any part thereof provided to be paid by Tenant under the provisions of this Lease during the demised term shall become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any Federal, State, County or City law, order or regulation, or by any direction of a public officer or body pursuant to law, or the orders, rules, code, or regulations of any organization or entity formed pursuant to law, whether such organization entity be public or private, then Landlord, at its option, may at any time thereafter terminate this Lease, by not less than thirty (30) days' written notice to Tenant, on a date set forth in said notice, in which event this Lease and the term hereof shall terminate and come to an end on the date fixed in said notice as if the said date were the date originally fixed herein for the termination of the demised term. Landlord shall not have the right so to terminate this Lease if Tenant within such period of thirty (30) days shall in writing lawfully agree that the rentals herein reserved are reasonable rentals and agree to continue to pay said rentals and if such agreement by Tenant shall be legally enforceable by Landlord.

RENT ESCALATION - TAX INCREASES

59. (a) The Tenant agrees to pay as additional rent during the term of this Lease 4.75 per cent of any increase in the Real Estate Taxes (as such term is hereinafter defined) above those for the fiscal 1998-1999. Such additional rent shall be collectible as additional rent. For the final year of the Lease term, the Tenant shall be obligated to pay only a pro rata share of such percentage of any such increase in taxes. Tax bills (except as hereinafter provided) shall be conclusive evidence of the amount of such taxes and shall be used for the calculation of the amounts to be paid by the Tenant.

     (b) The term "Real Estate Taxes" shall mean all the real estate taxes and assessments, special or otherwise, levied, assessed or imposed by Federal, State or Local Government against or upon the entire tax lot of which the demised premises form a part. If due to a future change in the method of taxation, any franchise, income, profit or other tax or other payment, shall be levied against Landlord in whole or in part in substitution for or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit or other tax or payment shall be deemed to be a Real Estate tax for the purposes hereof. If Landlord should incur expense in connection with Landlord's endeavor to reduce or prevent increase in assessed valuation, Tenant shall be obligated to pay as additional rent the amount computed by multiplying the percent set forth herein times such expense of Landlord and such amount shall be due and payable upon demand by Landlord and collectible in the same manner as annual rent. The obligation to make any payments of additional rent pursuant to this Article shall survive the expiration at other termination of this Lease.

RENT ESCALATION - PERCENTAGE INCREASES

60. Notwithstanding any provision of the Lease and this rider to the contrary, the base annual rent set forth in the preamble of this Lease shall be subject to an additional increase of four percent per annum during each year of the term of the Lease. The foregoing increase shall become effective on each anniversary date of the Lease, except where the Lease begins on a day other than the first day of the month, in which event the increase shall become effective on the first day of the thirteenth calendar month of the Lease. The foregoing increase shall be calculated by taking the monthly installment of the base annual rent in effect for the month preceding the effective date of the increase and increasing said monthly installment of the base annual rent by the applicable percentage set forth in this paragraph. The foregoing increase shall be in addition to any other increase(s) set forth in the preamble or any other portion of the Lease and this rider. in the event the owner has waived or agreed to any reduction of the base annual rent, in whole or in part, for the month utilized to calculate the increase herein, the foregoing increase shall be calculated without regard to any such waiver or reduction.

EXECUTION OF LEASE

61. This Lease is offered to Tenant for signature with the understanding that it shall not be binding upon Landlord unless and until Landlord shall have executed and unconditionally delivered to Tenant a fully executed copy of this Lease.


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

TENANT'S INSURANCE

62. (a) General. At all times during the term of this Lease, Tenant will carry and maintain, at Tenant's expense, the following insurance, in the amounts specified below or such other amounts as Landlord may from time to time reasonable request, with insurance companies and on forms satisfactory to
Landlord:

     (b) Public liability and property damage liability insurance with a combined single occurrence limit of not less than $1,000,000 for injury or death and damages to any one person, or $2,000,000 for injury or death arising out of any one occurrence, and $1,000,000 for damages to property. All such insurance will specifically include, without limitation, contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in this Lease.

     (c) Insurance covering all Tenant's equipment, trade fixtures, appliances, furniture, furnishings and personal property in, on, or upon the Premises during the term of this Lease, in an amount not less than full replacement cost without deduction for depreciation, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended peril (all risk), boiler, flood, glass breakage and sprinkler leakage. All policy proceeds will be used for the repair or replacement of the property damage or destroyed; however, if this Lease ceases, Tenant will be entitled to any proceeds resulting from damage to Tenant's equipment, trade fixtures, appliances, furniture and personal property, and Landlord will be entitled to all other proceeds.

     (d) Workmen's compensation insurance insuring against and Tenant's obligation and liabilities under the workmen's compensation laws of the state in which the Premises are located.

     (e) Forms of the Policies. All policies of liability insurance which Tenant is obligated to maintain according to this Lease (other than any policy of workmen's compensation insurance) will name Landlord and such other persons or firms as Landlord specifies from time to time as additional insureds. Certificates (together with copies of the endorsements naming Landlord and any others specified by Landlord as insureds) and evidence of the payment of such policies will be delivered to Landlord prior to Tenant's occupancy of the Premises and the form time to time as least thirty (30) days prior to the expiration of the term of each such policy. All public liability and property damage liability policies maintained by Tenant will contain a provision that Landlord and any other insureds will be entitled to recover under such policies for any loss sustained by him, Landlord and other additional insureds, its agents and employees as a result of the acts or commissions of Tenant. All such policies maintained by Tenant will provide that they may not be terminated or amended except after thirty (30) days prior written notice to Landlord. All public liability, property damage liability and casualty policies maintained by Tenant will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord carry insurance required to be maintained by Tenant.

     (f) Waiver of the Subrogation. Tenant waives any and all rights to recover against the Landlord or against any other Tenant or occupant of the Building, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitee or business visitors of such other party or of such other Tenant or occupant of the Building, for any loss or damage to such waiving party arising from any cause covered by any insurance required to be carried by such party pursuant to this Article or any other insurance actually carried by such party. Landlord and Tenant, from time to time, will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all policies of insurance carried in connection with the Premises or the contents of the Premises. Tenant agrees to cause all other occupants of the Premises claiming by, under or through Tenant to execute and deliver to Landlord such a waiver of claims and to obtain such waiver of subrogation rights endorsements.

     (g) Adequacy of Coverage. Landlord, its agents and employees make no representation that the limits of liability specified to be carried by Tenant pursuant to this Article are adequate to protect Tenant. If Tenant believes that any of such insurance coverage is inadequate, Tenant will obtain, at Tenant's sole expense, such additional insurance coverage as Tenant deems adequate.

WINDOW GLASS

63. Tenant agrees to obtain and all times maintain a policy of insurance covering all window glass in the demised premises; such policy shall cover the Landlord as an insured. If the Tenant shall fail to procure such policy and deliver the original thereof to the Landlord, Landlord may procure such policy and the premium thereon when paid by the Landlord shall be deemed additional rent hereunder.

LATE CHARGE

64. If any payment of rent shall be more than eight (8) days late, Tenant shall, without relieving it of its obligation to pay rent in advance on or before the first of each month, pay to Landlord, concurrently with such late payment of rent, a late charge of Five ($.05) Cents for each dollars ($1.00) that is more than eight (8) days late which charge Tenant hereby agrees to be reasonable. The Landlord's right to collect a late charge hereunder shall be in addition to, and not in limitation of, all of Landlords other rights and remedies herein including the right to institute an action or proceeding for non-payment of rent.

FAILURE TO PAY RENT

65. In the event Tenant shall fail to pay the rent and/or additional rent reserved herein in a timely fashion, each and every month during the term of this Lease and the Landlord, due to the Tenant's failure to pay and the rent and/or additional rent, shall commence two or more legal proceedings in any twelve (12) month period for Tenant's failure to pay rent and/or additional rent, whether or not said legal proceedings result in a final judgement, stipulation withdrawal or dismissal, then and in such event to the Landlord shall have the right to terminate this Lease agreement and the Tenant's tenancy upon three (3) days written notice to Tenant, and the term of this Lease shall terminate at the end of such three (3) day period and the Landlord shall be entitled to commence a summary holdover proceeding or any other type of proceeding against to the Tenant to remove the Tenant from the premises and regain possession of the premises. The Tenant shall not be entitled to any notice other than the said three (3) day notice of termination and shall not have the right to cure said default.

COUNTERCLAIMS

66. The Tenant hereby agrees not to interpose any counterclaims or set-off whatever nature or description except those which are mandatory or compulsory. In any action or summary proceeding by the Landlord against the Tenant for non-payment of rent, damages or deficiency whether such action or summary proceeding be brought under this Lease or any renewal extension, holdover or modification thereof. Nothing herein contained, however, shall be construed as a waiver of the Tenant's right to commence separate action on a bona fide claim against the Landlord.

LIMITATION ON USE OF PREMISES

67. Notwithstanding any other provision contained herein to the contrary, Tenant has expressly represented to the Landlord that the premises herein are to be used solely and exclusively for the purposes set forth in paragraph 2 herein above. Tenant has further represented that the premises will not, at any time and under any circumstances, be used for living purposes, either by Tenant or by any other person that may come onto the premises. In the event that Tenant is in violation of this provision, and such violation is not cured within five (5) days after written notice from Landlord, then Landlord shall have the right to terminate this Lease in accordance with paragraph 17 herein above in the event that Tenant fails to vacate pursuant to such termination, it (he or she) shall be liable to the Landlord for all costs and expenses incurred in any action or proceeding commenced to recover said premises, including but not limited to reasonable attorney's fees.

CONDITION AND PREMISES

68. It is understood that the Tenant has examined the premises and accepts the same "AS IS" without any representation on the part of the Landlord to do or make any alterations or improvements therein except as set forth herein. Tenant acknowledges that Tenant has inspected the demised premises is familiar with its physical condition and accepts the same "AS IS".

LIMITATION OF LIABILITY

69. Aside from any applicable insurance which Landlord may have in effect, Tenant or any successor in interest or one deriving an interest through or under the Tenant or successor in interest shall look solely to the equity of the then Landlord in the real property of which the demised premises form a part for the satisfaction of the remedies of the Tenant in the event of a breach by the Landlord of any of the covenant or conditions of this Lease, and the rights of such Tenant or successor in interest or one deriving an interest through or under the Tenant or such successor in interest for the purpose of collecting or using the assets of the Landlord to satisfy any legal claim against the Landlord in said real property as if such interest were the sole asset of the Landlord and the liability of the Landlord to any party arising out of, under or in any way in connection with the terms or provisions of this Lease are specifically limited to the value of said interest in real property.

PARTIAL PAYMENTS

70. If Landlord receives from Tenant any payment less than the sum of the fixed annual rent, additional rent and other charges then due and owning pursuant to the terms of this Lease, Landlord may, at its sole discretion, allocate such partial payment in whole or in part, to any fixed annual rent, additional rent, or other charges in any combination thereof. In the event an action or proceeding is commenced against Tenant for any reason whatsoever, including, but not limited to, non-payment of rent, Tenant agrees that any monies received by Landlord or its agent after the service of any preliminary notice or demand, including a rent demand, may first be applied by Landlord to satisfy Tenant's arrears which have accrued on or after the date of said notice or demand, and same may be accepted without prejudice to the maintenance of such action proceeding as well as the granting of any judgment of possession or the issuance or execution of any Warrant of Eviction in connection therewith.

BROKERS

71. Tenant represents and warrants that Tenant has not dealt with any broker in connection with this Agreement, and that insofar as Tenant knows, no other broker negotiated this Lease or is entitled to any commission in connection therewith, and the execution and delivery of this Lease by Landlord shall be conclusive evidence that Landlord has relied upon the foregoing representation and warranty. In the event of any brokerage claim relating to this Agreement, Tenant shall indemnify and hold Landlord harmless from any from any and all liability and expense incurred by Landlord in connection therein.

BASEMENT

72. In the event a portion of the basement is specifically demised to Tenant in the preamble to the Lease, such use shall be subject to the Landlord's right of entry for the purpose of maintaining the building the building or installing and maintaining any building service. Landlord makes no representation as to the fitness for use and occupancy of the said basement Tenant shall provide access to meter readers and inspectors from the State or City, without delay as and when requested by said persons.

STORAGE

73. Tenant shall, in connection with the storage of any items in the demised premises, cause same to be placed upon wooden palettes, skids or like platforms so that said items are at least four (4) inches above the level of the floor. Tenant shall not make any claims for any damage, to its goods or property, regardless of the cause of such damage in the event said items are not stored and maintained in accordance with the requirement of this paragraph. In addition, Tenant agrees that it will not store any items less that eighteen (18) inches from any sprinkler head.


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

HALLWAYS, COMMON AREAS OR SIDEWALKS

74. Tenant acknowledges that the Landlord deems it of utmost importance to the safety and general welfare of its Tenants and the building that the common areas, including the hallways and the sidewalks appurtenant thereto, shall be kept free from and unencumbered by any of Tenant's equipment, Tenant's employees' equipment or Tenant's employees. Tenant shall not permit his employees to loiter, congregate or assemble in said areas or to keep, maintain or store property belonging to Tenant or Tenants employees therein or thereabout. Tenant's property and Tenant employees' property shall include, but not be limited to, merchandise, equipment, bicycles, motor cycles, motor vehicles, dollies, skids, storage containers and goods of any description. Tenant acknowledges and agrees that the loitering, congregation or assemblage or its employees in said areas and/or the maintenance or storage of its property or property employees in said areas obstruct the flow of traffic in, through and about the building and constitutes a fire hazard and as such, constitutes a breach of a substantial obligation of this Lease and shall entitle Landlord to declare Tenant default of this Lease and to exercise any remedies available against the Tenant at law or in equity including, but not limited to, the right to seek injunctive relief or commence eviction proceedings against the Tenant notwithstanding the fact that the occurrences complained of are not within the Demised Premises.

LOCKS

76. Any locks which are attached or installed on premises doors will become the property of the Landlord. They may not be removed when Tenant vacates premises. Keys to those locks must be returned to the Landlord. Any removal of locks on doors will constitute a breach of this Lease and Landlord may sue to recover damages caused by their removal from door.

EXCESSIVE NOISE PREVENTION

77. Tenant agrees that all clickers, hydraulic press machinery and all other machinery which Landlord, in its reasonable opinion, deems to cause excessive noise and vibration, must be put on springs and mounted on "I" beams or similar structures to alleviate said excessive noise or vibration. Failure of Tenant to place on springs and mount said machinery within two (2) days after receiving notice to do so from Landlord shall constitute a breach of a substantial obligation of Lease. In the event Tenant fails to comply with such notice from Landlord, Landlord may exercise any remedies available against Tenant at law or in equity including, but not limited to, the right to seek injunctive relief or commerce eviction proceedings against Tenant and Landlord may, without limiting the foregoing and without further notice to Tenant, install such springs and mount said machinery as aforesaid, with the cost thereof chargeable to Tenant as additional rent.

ADJACENT WALLS

78. Tenant has inspected the walls in the hallway directly adjacent to the Demised Premises and acknowledges that same are in good condition. Tenant agrees that any damage thereto may be repaired by Landlord, without notice, at Tenant's expense, with said expense chargeable to Tenant as additional rent.

SIDEWALK ELEVATOR REPAIRS AND INSPECTIONS

79. In the event the Demised Premises includes the usage of a sidewalk elevator, Tenant agrees that any maintenance, repairs or mandated sidewalk elevator inspections in connection therewith will be undertaken and/or performed by Landlord at Tenant's expense, which expense shall be chargeable to Tenant as additional rent.

DOLLIES

80. All dollies utilized by Tenant, its agents, employees, invitees, contractors and/or vendors, in or about the Demised Premises or the building shall have rubber wheels. Tenant shall be responsible for any damage resulting to the floors or walls of the Demised Premises and/or building and/or sidewalk in the event of a breach of this paragraph, by Tenant, its agents, employees, invitees, contractors or vendors. Tenant acknowledges and agrees that the Landlord deems it of utmost importance to the safety and general welfare of its tenants and the building that the common areas, including the hallways, and the sidewalks appurtenant thereto, shall be kept free from and unencumbered by any dollies belonging to Tenant, its employees, agents, invitee, contractors of vendors. Tenant further acknowledges and agrees that the placement or storage of dollies anywhere in said common areas obstructs the flow of traffic and constitutes a fire hazard. Tenant further acknowledges and agrees that such placement or storage of dollies shall constitute a breach of a substantial obligation of this Lease and shall entitle Landlord to declare Tenant in default of this Lease and to exercise any remedies available against the Tenant at law or in equity including, but not limited to, the right to seek injunctive relief or commence eviction proceeding against the Tenant notwithstanding the fact that the occurrences complained of are not within the Demised Premises.

DEFERRED RENT

81. Landlord may, in its sole discretion, choose to defer the payment of the entire rent and/or additional rent stipulated under the Lease. The acceptance by Landlord of an amount less than the rent and/or additional rent stipulated under the Lease shall not constitute a waiver of any amounts otherwise due but for such deferral. Any endorsement or statement on any check or any letter accompanying any check or payment as rent or additional rent shall not be deemed an accord and satisfaction, and the Landlord may accept such check or payment without prejudice to the owner's right to recover the full amount of the rent and/or additional tents stipulated under the Lease. Landlord may, notwithstanding any such deferral of rent or additional rent, demand the differential between the deferred rent and the full amount of the rent and/or additional rent stipulated under the Lease, and Tenant shall pay same as additional rent on or before the first of the month not succeeding such demand, whether such demand be made orally or in writing. The provisions of this Paragraph are intended to supplement the provisions of Paragraph "25" of the Lease and are not intended to limit any of owner's rights or remedies under any paragraph of the Lease or this Rider including, but not limited to, said Paragraph "25".

SPRINKLER HEADS

82. Tenant agrees and acknowledges that is of utmost importance to the safety and welfare of the occupants of the building that all sprinkler heads be fully exposed and unobstructed. In the event any sprinkler head in the demised premises is or becomes obstructed and/or covered in any manner whatsoever, owner may, without notice and in the same manner as it such condition constituted an emergency situation, enter the demised premises to perform the work necessary to render said sprinkler head fully exposed and/or unobstructed. Such work shall be performed at Tenant's sole cost and expense at $125.00 per head, and the cost thereof shall be chargeable to Tenant as additional rent. Owner shall have no liability whatsoever to Tenant in connection with any entry authorized and/or work performed pursuant to this Paragraph based upon, by way of example, and not by way of limitation, interruption to Tenant's business including, but not limited to, lost profits. Further, Tenant shall not be entitled to any abatement of rent or connection with any such entry authorized and/or work performed pursuant to this Paragraph. No provision of this Paragraph shall impose upon Owner any affirmative duty to perform the work described herein.

RENEWAL OPTION

83. Provided Tenant shall have fully and faithfully complied with the terms, conditions and covenants of this Lease, and that, during the terms, Tenant shall not have incurred late payment charges, as provided in paragraph 65 hereof, more than three (3) times, and further provided that Tenant shall not have caused any claim, lawsuit or proceeding to have been made or commenced against the Landlord, its principals, agents or employees, Tenant shall have a one time option to extend this Lease for an additional two (2) years, and otherwise under the same terms and conditions. Nothing in this Lease, however, shall be construed so as to allow any further renewal option other than as specifically provided for in this paragraph. Tenant shall exercise the renewal option provided in this paragraph by giving notice (hereinafter "Renewal Notice") to Landlord by certified mail, return receipt requested, of its intention to renew this Lease. The Renewal Notice shall be given no earlier that six months prior to the expiration of the terms set forth in the preamble of this Lease and no later than three months prior to the expiration of the term. Time shall be of the essence in the giving of the Renewal Notice. Failure of the Tenant to give the Renewal Notice within the time parameters specified herein shall render the renewal option herein a nullity and shall entitle Landlord to re-let the demised premises without any further notice to Tenant. This paragraph must be initialed by all parties in the spaced provided above in order to be effective.

PORNOGRAPHIC USES PROHIBITED

84. Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes of any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the premises, nor permit use of the premises for nude


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modeling, rap sessions, or as a so called rubber goods shop, or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest of the Tenant. Tenant agrees that at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this Lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial manner with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal law 235.00.

MECHANICS LIENS

85. Notwithstanding anything to the contrary contained in this Lease, Tenant hereunder for itself, its successors and designs, warrant and guarantee to and Landlord named in the within Lease, its successor and assigns, that if any mechanic's lien shall be filed against the building of which the demised premises forms a part, for work claimed to have been done for, or materials furnished to Tenant, the same shall be discharged by Tenant, by either payment or by bond at the sole cost of Tenant, within twenty (20) days following the filing of such mechanic's lien.

In the event such mechanic's lien is not discharged timely as aforesaid, Landlord on ten (10) days prior notice to Tenant, may discharge same for the account of and at the expense of Tenant and Tenant shall promptly reimburse Landlord as additional rent for all costs, disbursements, fees and expenses, including without limitation, reasonable legal fees incurred in connection with so discharging said mechanic's lien.

LAVATORY SUPPLIES

86. Tenant shall supply, at its own cost and expense, its own lavatory supplies, including, but not limited to toilet paper and paper towels.

BUILDING ATTENDANT

87. Tenant agrees to pay the monthly sum of zero (0) for the Building Attendant. Tenant understands that the charge for Building Attendant may be adjusted from time to time to provide for additional monies to meet the buildings needs.

WATER METERS

88. Notwithstanding anything herein to the contrary, Landlord shall have the option to install water meter(s) to measure the consumption of Tenant's water usage. In such event, Tenant shall pay for the cost of said meter(s) and its/their installation as well as for the consumption of water as per meter readings and bills rendered by the supplier thereof.

SEVERABILITY


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89.  Each and every covenant contained in this Lease shall be deemed separate and independent and not dependent on any other provision of this Lease or the use and occupation of the Tenant. In the event that any portion or Article of this Lease be declared invalid, the affected Article and the balance of the provisions hereof shall remain in full force and effect.

MERGER

90. This Rider, combined with the pre-printed Form Lease to which it is annexed, comprises the entirely of the agreement between the parties and no modifications of same shall be permitted unless in writing, executed by, or on behalf of both parties.

ADDITIONAL ELECTRIC SERVICE

91. If Landlord, in Landlord's sole discretion, determines that additional electrical service is required due to Tenant's use of the demised premises, then Landlord may, at Tenant's sole cost and expense, bring up additional electrical service through new or existing lines, Such work will be performed by Landlord's electricians with the cost and expense thereof due and payable on demand as additional rent. All such additions or modifications to the electrical system of the building shall be and remain the property of the Landlord.

ATTORNEYS FEES

92. In case it shall be necessary for Landlord to institute any action or proceeding against Tenant for the nonpayment of rent or for the violation of any of the covenants or provisions of this Lease or for the recovery of possessions of the demised premises or should Landlord be compelled to intervene in any action or proceeding wherein Tenant is a party in order to enforce or protect Landlords interest or rights hereunder, then and in any of such events Tenant shall be obligated to pay to Landlord reasonable attorneys' fees, costs and disbursements incurred for the institution and prosecution of any such action, proceeding or intervention. From time to time as the bills for such proceedings are received, Landlord shall copy bills and serve them to Tenant with their rent bill and this will represent those monies sought by Landlord to reimburse for those expenses.

EFFECT OF RIDER

93. The provisions of this Rider supplement and are in limitation of the provisions of the pre-printed Form Lease. Any conflict, however, between this Rider and the pre-printed Form Lease shall be resolved and construed in favor of this Rider.

RENT COMMENCEMENT

94.  Rent shall commence January 1, 1999.**

Rent shall commence March 1, 1999,
Tenant shall pay rent for room 302/304


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

for the month of February 1999.



                                   ------------------------------
                                   LANDLORD

                                   BY:
                                       --------------------------



                                   ------------------------------
                                   TENANT

                                   BY:
                                       --------------------------


DATE SIGNED: 1/15/99
             -------

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

Provide electrical service to meet the specifications of up to four air conditioning units to be installed by the Tenant.

Clean and repaint the demised premises.

ACCESS AND SECURITY

98. Landlord shall permit Tenant to have access to the demised premises Twenty four hours per day, seven days per week. Landlord shall also provide Tenant with keys to the back entrance of the demised premises adjacent to the freight elevators.



Agreed to:



----------------------------                         ------------------------
One Fifteen West Assoc., L.P.                        Alloy Designs, Inc.


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

         ADDITIONAL RIDER ATTACHED TO AND FORMING A PART OF LEASE DATED
            DECEMBER [], 1998 BETWEEN ONE FIFTEEN WEST ASSOC., L.P.,
                    LANDLORD, AND ALLOY DESIGNS, INC., TENANT

ALTERATIONS

95. Notwithstanding anything to the contrary in Article 3 hereof, (a) Landlord's consent shall not be required in connection with alterations, installations, additions or improvements made by Tenant which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises and costing less than $10,000 in each instance, and (b) Landlord shall not unreasonably withhold or delay its consent to any alterations, installations, additions or improvements made by Tenant which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises and costing $10,000 or more in each instance.

ASSIGNMENT, MORTGAGE AND SUBLEASING

96. Notwithstanding anything to the contrary contained in Article 11 or Article 46 hereof, Landlord's consent shall not be required with respect to the following: (a) transactions with an entity into which Tenant is merged or consolidated, or to which all or substantially all of the stock or assets of Tenant are transferred, or to which all or substantially all of Tenant's business at the premises is transferred, provided such merger or consolidation or transfer involves the transfer of Tenant as an ongoing business entity; (b) transactions with an entity which controls, is controlled by or is under common control with Tenant; (c) the initial public offering of the stock of Tenant on a nationally recognized securities exchange; and (d) the trading of Tenant's stock on a nationally recognized securities exchange.

LANDLORD'S WORK

97. Notwithstanding anything to the contrary contained in the Lease, upon the execution of this Lease, Landlord shall with due diligence, in a good workmanlike manner and in accordance with all applicable laws, perform the following work with respect to the demised premises:

* Replace all broken glass which is substantially cracked or broken as of the date that the Tenant takes possession.

* Install such number of quad outlets on the columns with a separate circuit as the Tenant may reasonably request.


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                                    GUARANTY

     FOR VALUE RECEIVED, and in consideration for, and as an inducement to One Fifteen West Associates, L.P. ("Landlord"), for making the Lease dated as of November 30, 1998, with ALLOY DESIGNS. INC. ("Tenant"), for the Premises known as Room 207 in the Building located at 115 West 30th Street, New York, New York ("Lease") the undersigned guarantees to Landlord, Landlord's successors and assigns, the full performance and payment of rent and additional rent payable under the Lease, as therein provided, without requiring any notice of non-payment, non performance, or non-observance or proof, or notice or demand whereby to change the undersigned therefor, all of which the undersigned hereby expressly waives; and the undersigned expressly agrees that. the validity of this Guaranty and the obligations of the Guarantors hereunder shall in no way be terminated, affected or impaired by reason of the assertion or non-assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease. The remedies reserved to Landlord pursuant to the provisions of the Lease. The undersigned further covenants and agrees that this Guaranty shall remain and continue in full force and effect with respect to any renewal modification, extension, subletting or assignment, permitted or otherwise, of the Lease unless otherwise agreed to by Landlord in writing. As further inducement to Landlord to make the Lease and in consideration thereof, Landlord and the undersigned covenant and agree that in any action or proceeding brought by either Landlord or the undersigned against the other on any matters whatsoever arising out of, under or by virtue of the terms of this Lease or of this Guaranty that Landlord and the undersigned shall do hereby waive trial by jury.

     Anything herein to the contrary notwithstanding, this Guaranty shall not extend to any obligations incurred by Tenant under the Lease after the date the Tenant and anyone claiming through the Tenant vacated the Demised Premise as defined under the Lease, and then delivers possession of the Demised Premises to the Landlord in broom clean condition and otherwise in accordance with the provisions of the Lease. This Guaranty does not modify the terms of the Lease and nothing herein contained shall relieve Tenant from any liability thereunder in accordance with the terms of the Lease.

The acceleration shall not apply to the Guarantee.

                                   Guarantor:


                                   -------------------------------

                                   Address:


                                   -------------------------------
                                   Social Security Number


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